Designated Filer:	Warburg Pincus & Co.
Issuer & Ticker Symbol:	Talon Therapeutics, Inc. [TLON]
Date of Event Requiring Statement:	August 17, 2012

Joint Filer Information

Joint Filers:

1.	Name:	Warburg Pincus Private Equity X, L.P.
	Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

2.	Name:	Warburg Pincus X Partners, L.P.
	Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

3.	Name:	Warburg Pincus X, L.P.
	Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

4.	Name:	Warburg Pincus X LLC
	Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

5.	Name:	Warburg Pincus Partners LLC
	Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

6.	Name:	Warburg Pincus LLC
	Address:	450 LEXINGTON AVENUE
New York, NY 10017

7.	Name:	Warburg Pincus & Co.
	Address:	450 LEXINGTON AVENUE
New York, NY 10017

8.	Name:	Charles R. Kaye
	Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017

9.	Name:	Joseph P. Landy
	Address:	C/O WARBURG PINCUS & CO.
450 LEXINGTON AVENUE
New York, NY 10017